Item 77C-Matters Submitted to a Vote of Securities Holders

Las Meeting of Shareholders

A Special Meeting of Shareholders of Federated Fund for U.S. Government Securities II (the "Fund"), a portfolio of Federated Insurance Series, was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 12,202,596 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1: To elect six Trustees-all portfolios of Federated Insurance Series voting together.

						SHARES VOTED		SHARES WITHHELD
                                    FOR                     AUTHORITY
Thomas G. Bigley				240,211,548			7,152,692
Nicholas P. Constantakis		239,928,312			7,435,928
John F. Cunningham			240,226,307			7,137,933
Charles F. Mansfield			240,298,855			7,065,386
John E. Murray, Jr.			240,016,672			7,347,569
John S. Walsh				240,224,615			7,139,625


AGENDA ITEM 2:  To make changes to the Fund's fundamental investment policies:

(a) To approve amending the Fund's fundamental investment policy regarding diversification:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
8,476,534			435,015		  		721,129

(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
8,469,335			469,981		  		693,362

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
8,453,004			458,545		  		721,129

(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
8,470,091			      441,458			721,129

(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
8,474,330			437,218		  		721,129


(f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
8,466,699			442,646		  		723,333

(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
8,468,946			442,602		  		721,129

(h) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
8,466,826			444,722		  		721,129

(i) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
8,465,655			443,690		  		723,333


AGENDA ITEM 3: To approve eliminating the Fund's fundamental investment policy regarding selling securities short:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
8,229,443			540,032		  		863,203



Last Meeting of Shareholders

A Special Meeting of Shareholders of Federated Prime Money Fund II
(the "Fund"), a portfolio of Federated Insurance Series, was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 166,056,393 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1: To elect six Trustees-all portfolios of Federated Insurance Series voting together.


						SHARES VOTED		SHARES WITHHELD
                                    FOR                     AUTHORITY
Thomas G. Bigley				240,211,548             7,152,692
Nicholas P. Constantakis		239,928,312			7,435,928
John F. Cunningham			240,226,307			7,137,933
Charles F. Mansfield			240,298,855			7,065,386
John E. Murray, Jr.			240,016,672			7,347,569
John S. Walsh				240,224,615			7,139,625

AGENDA ITEM 2:  To make changes to the Fund's fundamental investment policies:

(a) To approve amending the Fund's fundamental investment policy regarding diversification:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
154,297,217			6,729,189		  		5,029,986

(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
154,059,980			6,966,425		  		5,029,986

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
154,279,590			6,746,816		  		5,029,986

(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
153,822,401			7,204,004		  		5,029,986

(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
154,297,217			6,729,189		  		5,029,986

 (f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
154,193,187			6,833,218		  		5,029,986

(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
154,279,590	            6,746,816		  		5,029,986

(h) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
154,000,068			7,026,338		  		5,029,986


(i) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
154,052,711			6,973,694		  		5,029,986


AGENDA ITEM 3: To approve eliminating the Fund's fundamental investment policy regarding selling securities short:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
149,772,617			8,975,181		  		7,308,594